UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2019

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	UTX	New York Stock Exchange
(CUSIP 913017 10 9)
1.125% Notes due 2021	UTX 21D	New York Stock Exchange
(CUSIP 913017 CD9)
1.250% Notes due 2023	UTX 23	New York Stock Exchange
(CUSIP U91301 AD0)
1.150% Notes due 2024	UTX 24A	New York Stock Exchange
(CUSIP 913017 CU1)
1.875% Notes due 2026	UTX 26	New York Stock Exchange
(CUSIP 913017 CE7)
2.150% Notes due 2030	UTX 30	New York Stock Exchange
(CUSIP 913017 CV9)
Floating Rate Notes due 2019	UTX 19C	New York Stock Exchange
(CUSIP 913017 CS6)
Floating Rate Notes due 2020	UTX 20B	New York Stock Exchange
(CUSIP 913017 CT4)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 9, 2019, United Technologies Corporation, a Delaware corporation (the “Company” or “United Technologies”), Light Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Raytheon Company, a Delaware corporation (“Raytheon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Raytheon (the “Merger”), with Raytheon surviving the Merger as a wholly owned subsidiary of the Company.

Each share of Raytheon common stock issued and outstanding as of the effective time of the Merger (the “Effective Time”) (except for shares held by Raytheon as treasury stock) will be converted into the right to receive 2.3348 fully paid and nonassessable shares of Company common stock (and, if applicable, cash in lieu of fractional shares) (the “Merger Consideration”), less any applicable withholding taxes.

As of the Effective Time, each unvested Raytheon restricted stock award and Raytheon restricted stock unit award that becomes vested at the Effective Time by its terms will be converted into the right to receive the Merger Consideration in respect of each underlying share of Raytheon common stock, less applicable tax withholding.  As of the Effective Time, each other unvested Raytheon restricted stock award and Raytheon restricted stock unit award, and each Raytheon performance-based restricted stock unit award, will be converted into an equivalent award of the Company relating to the number of shares of Company common stock equal to the product of (1) the number of shares of Raytheon common stock subject to such award immediately prior to the Effective Time (determined, in the case of a performance-based restricted stock unit award, by deeming the applicable performance conditions to be achieved at the levels determined pursuant to the methodology described in the Merger Agreement), multiplied by (2) the Merger Consideration exchange ratio, and each converted award shall otherwise have the same terms and conditions (other than performance-based vesting conditions, in the case of a performance-based restricted stock unit award) that applied to the corresponding Raytheon award immediately prior to the Effective Time.

The Merger Agreement provides that, prior to the consummation of the Merger, the Company will complete the previously announced separation of its commercial businesses, Otis and Carrier, from its other businesses (the “Separation”), and the pro rata distributions to its shareowners of 100% of the common stock of the entity holding the Otis business and 100% of the common stock of the entity holding the Carrier business (the “Distributions” and each, a “Distribution”).

The Merger Agreement also provides that, effective as of the Effective Time, the name of the Company will be changed to Raytheon Technologies Corporation.

The Merger Agreement further provides that effective as of the Effective Time, the Chief Executive Officer (“CEO”) of the Company as of immediately prior to the Effective Time will continue to serve as the CEO of the Company, and the CEO of Raytheon as of immediately prior to the Effective Time will be appointed to serve as Executive Chairman of the Company for a term ending upon the later of (1) the two year anniversary of the Effective Time and (2) March 31, 2022, after which the CEO of the Company will become the Chairman of the Company in addition to continuing to serve as CEO.  In addition, effective as of the Effective Time, the board of directors of the Company will be comprised of 15 directors, of which eight will be members of the board of directors of the Company (including the CEO of the Company) and seven will be former members of the board of directors of Raytheon (including the CEO of Raytheon).  The lead independent director of the board of directors of the Company will be designated from among the former members of the board of directors of Raytheon.  Effective as of the Effective Time, the amended and restated bylaws of the Company will be amended and restated to reflect the foregoing governance arrangements and certain related matters.

The completion of the Separation, the Distributions and the Merger is subject to conditions, including:  (1) the approval of the Merger by Raytheon shareholders and the approval of the issuance of shares of Company common stock in connection with the Merger by United Technologies shareowners, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the receipt of other required regulatory approvals, (4) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger, the Separation or the Distributions, (5) the approval for listing of the shares of common stock of the Company forming part of the Merger Consideration on the New York Stock Exchange and approvals for listing of the shares of common stock to be distributed in each Distribution on the applicable securities exchange(s), and in each case, the effectiveness of a registration statement with respect to such common stock, (6) receipt by the Company of (a) a private letter ruling from the Internal Revenue Service regarding certain U.S. federal income tax matters relating to the Separation and the Distributions and (b) an opinion of outside counsel regarding the qualification of each Distribution, together with certain related transactions, as a transaction that is generally tax-free for U.S. federal income tax purposes under Section 355 and Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), (7) receipt by each of Raytheon and the Company of an opinion of its respective outside counsel to the effect that (a) the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and (b) the Merger will not cause Section 355(e) of the Code to apply to either Distribution, (8) receipt by the Company of solvency opinions relating to the Distributions, (9) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (10) performance by the other party of its obligations under the Merger Agreement. In addition, the completion of the Merger is subject to the prior completion of the Separation and the Distributions.

The Merger Agreement includes customary representations, warranties and covenants of Raytheon and the Company (generally excluding the Otis business and the Carrier business).  Between the date of execution of the Merger Agreement and the Effective Time, each of Raytheon and the Company (generally with respect to its aerospace businesses) has agreed to use reasonable best efforts to conduct its businesses in all material respects in the ordinary course consistent with past practice and to comply with certain operating covenants.  In addition, the Merger Agreement provides that, immediately prior to the consummation of the Merger, the adjusted net indebtedness of the Company’s aerospace businesses will not exceed an amount as provided for under the Merger Agreement.

In addition, each of Raytheon and the Company has agreed not to, and to cause its controlled affiliates and its and their representatives not to, solicit, initiate or knowingly encourage any third-party acquisition proposals, and has agreed to certain restrictions on its and its controlled affiliates’ and its and their representatives’ ability to respond to any such proposals.  Subject to certain exceptions, each of Raytheon and the Company has agreed to use reasonable best efforts to cause the Merger to be completed.  The Merger Agreement includes termination provisions for both the Company and Raytheon and provides that, in connection with a termination of the Merger Agreement under specified circumstances, Raytheon will be required to pay the Company a termination fee of $1.785 billion or the Company will be required to pay Raytheon a termination fee of $2.365 billion.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or a willful breach, and (2) were made only as of the dates specified in the Merger Agreement.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Gregory J. Hayes

On June 9, 2019, in connection with the execution of the Merger Agreement, the Company entered into an employment agreement with Gregory J. Hayes, Chairman and CEO of the Company (the “Hayes Employment Agreement”) to become effective upon, and subject to, the closing (the “Closing”) of the Merger, and which would automatically terminate and have no effect in the event the Merger Agreement is terminated.

The term of the Hayes Employment Agreement will commence as of the date on which the Closing occurs and continue until the third anniversary thereof, subject to the earlier termination of Mr. Hayes’s employment.  Pursuant to the Hayes Employment Agreement, Mr. Hayes will serve as President and CEO of the Company and a member of the board of directors of the Company commencing at the Closing and will succeed Thomas A. Kennedy as Chairman of the board of directors of the Company on the later of the second anniversary of the Closing and March 31, 2022.

During the term of the Hayes Employment Agreement, Mr. Hayes will receive an annual base salary of $1,600,000, subject to increase from time to time, a target bonus opportunity of 200% of base salary, and annual equity awards with an aggregate target grant date value equal to or greater than $13,000,000.  For the year in which the Closing occurs, Mr. Hayes will receive a bonus determined for the pre-Closing period based on the Company’s performance from January 1 of such year through the Closing and for the post-Closing period based on the performance goals established by the compensation committee of the board of directors of the Company for the portion of the year after the Closing (or based on the greater of target and the payout, as a percentage of target, applicable to the pre-Closing period to the extent that no such goals are established).

Upon Mr. Hayes’s termination of employment during the term by the Company without cause (as defined in the Hayes Employment Agreement) or by Mr. Hayes for good reason (as defined in the Hayes Employment Agreement), Mr. Hayes will be entitled to receive (subject to execution of a release of claims in favor of the Company):  (1) a lump sum cash severance payment equal to three times the sum of (a) his annual base salary and (b) the greater of his actual annual bonus for the fiscal year immediately prior to the year in which the Closing occurs and his annual target bonus for the year of termination, (2) a prorated target annual bonus for the year of termination, (3) treatment of his termination of employment as a retirement for purposes of the terms and conditions of his outstanding Company equity awards, and waiver of any minimum holding period that would otherwise apply as a condition to vesting upon retirement, and (4) up to 12 months of healthcare benefit coverage continuation at no premium cost to him.

Pursuant to the Hayes Employment Agreement, Mr. Hayes is subject to a perpetual confidentiality covenant, a one-year post-termination noncompetition covenant, and a two-year post-termination customer and employee nonsolicitation covenant.

A copy of the Hayes Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Hayes Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Hayes Employment Agreement.

Employment Agreement with Thomas A. Kennedy

Concurrently with entering into the Hayes Employment Agreement, the Company also entered into an employment agreement with Thomas A. Kennedy, CEO of Raytheon, to become effective upon, and subject to, the Closing, and which would automatically terminate and have no effect in the event the Merger Agreement is terminated, the terms of which are substantially similar to the terms of the Hayes Employment Agreement, except that the agreement with Mr. Kennedy provides for him to serve as Executive Chairman from the Closing until the later of the second anniversary of the Closing and March 31, 2022, and generally provides for a base salary and annual incentive compensation opportunity not less favorable than those currently applicable to him at Raytheon.

Item 8.01.  Other Events.

On June 9, 2019, United Technologies and Raytheon issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon’s and United Technologies’ respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the proposed Merger or the spin-offs by United Technologies of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed Merger, the expected timing of completion of the proposed Merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which United Technologies and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed Merger and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the proposed Merger and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the companies of their respective common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash, including in connection with the proposed Merger; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which United Technologies, Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed Merger or the separation transactions on the market price of United Technologies’ and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed Merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of United Technologies’ shareowners and Raytheon’s shareholders and to satisfy the other conditions to the closing of the Merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of one or both of the parties to terminate the Merger Agreement; (20) risks relating to the value of the United Technologies’ shares to be issued in the proposed Merger, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed Merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of United Technologies’ and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including United Technologies’ integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of Raytheon, United Technologies, the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the Merger as a tax-free reorganization and (ii) the separation transactions as tax-free to United Technologies and United Technologies’ shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) expected financing transactions undertaken in connection with the proposed Merger and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed United Technologies’ estimates; and (31) the impact of the proposed Merger and the separation transactions on the respective businesses of Raytheon and United Technologies and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on United Technologies’ resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed Merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies and Raytheon assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information

In connection with the proposed Merger, United Technologies will file a registration statement on Form S-4, which will include a document that serves as a prospectus of United Technologies and a joint proxy statement of United Technologies and Raytheon (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed Merger with the SEC. In addition, in connection with the separation transactions, subsidiaries of United Technologies will file registration statements on Form 10 or S-1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to United Technologies’ shareowners and Raytheon’s shareholders. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from United Technologies or Raytheon. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies’ website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02541, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

Participants in the Solicitation

United Technologies and Raytheon and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about United Technologies’ directors and executive officers is available in United Technologies’ proxy statement dated March 18, 2019, for its 2019 Annual Meeting of Shareowners. Information about Raytheon’s directors and executive officers is available in Raytheon’s proxy statement dated April 16, 2019, for its 2019 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from United Technologies or Raytheon as indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 9, 2019, by and among United Technologies Corporation, Light Merger Sub Corp. and Raytheon Company*
10.1	Employment Agreement, dated as of June 9, 2019, by and between United Technologies Corporation and Gregory J. Hayes
99.1	Joint press release, dated June 9, 2019, issued by United Technologies Corporation and Raytheon Company

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: June 10, 2019	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel